UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: December 30, 2013

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Boulevard, Suite 1600

Sherman Oaks, California 91403

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Reincorporation

On January 2, 2014, as more further described in Item 2.01 of this Current Report on Form 8-K, Signature Group Holdings, Inc., a Nevada corporation (“Signature Nevada”) completed its previously announced reincorporation pursuant to an Agreement and Plan of Merger, dated November 25, 2013 (the “Merger Agreement”), among Signature Nevada, SGH Holdco, Inc., a Delaware corporation and wholly owned subsidiary of Signature Nevada (“Holdings”), and SGH Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings (“Merger Sub”). As discussed in Item 5.07 of this Current Report on Form 8-K, the Merger Agreement was approved and adopted by the stockholders of Signature Nevada at a special meeting of stockholders held on December 30, 2013.

In connection with the merger, Holdings assumed the rights and obligations of Signature Nevada under the Rights Agreement, dated October 23, 2007, between the Signature Nevada and Mellon Investor Services LLC, as Rights Agent, as amended (the “Rights Agreement”), pursuant to the Rights Agreement Amendment and Assignment, dated January 2, 2014, between Signature Group Holdings, Inc., a Nevada corporation, and Computershare Inc., as successor in interest to Mellon Investor Services LLC, as Rights Agent (the “Rights Amendment”). The above description of the Rights Amendment is qualified by reference to the text of the definitive agreement included as exhibit 4.3 hereto, which is incorporated herein by reference.

NABCO Loan Agreement

Effective December 30, 2013, North American Breaker Co., LLC (“Industrial Supply”), a subsidiary of Signature Group Holdings, Inc., a Nevada corporation (“Signature Nevada”), entered into an amendment to its Business Loan Agreement, dated September 29, 2011 (as amended from time to time, the “Loan Agreement”), between Industrial Supply and Pacific Western Bank. The amendment amends the financial covenants under the Loan Agreement as follows:

•	The minimum required Commercial Loan Debt Service Coverage Ratio is amended to 1.25:1.00, and is calculated as EBITDA less cash taxes and distributions, divided by the sum of (x) the current portion of long term debt and (y) interest expense, in each case, calculated for the immediately preceding four fiscal quarters of Industrial Supply. The calculation excludes the distributions of the $11.5 million loan proceeds described below.

•	The maximum permitted ratio of senior debt to Adjusted EBITDA is replaced by a maximum ratio of senior debt to EBITDA as follows: (x) 2.50:1 for the fiscal quarters ended December 31, 2013, March 31, 2014 and June 30, 2014, and (y) 2:25:1 for the fiscal quarters thereafter.

•	The maximum permitted ratio of total debt to Adjusted EBITDA is replaced by a maximum ratio of total debt to EBITDA as follows: (x) 3.00:1 for the fiscal quarters ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, and (y) 2:50:1 for the fiscal quarters thereafter.

•	The minimum required Effective Tangible Net Worth is (x) negative $5,400,000 on December 31, 2013, and (y) on the last day of each fiscal quarter thereafter, the sum of negative $5,400,000 plus 75% of Borrower’s cumulative positive net income commencing on January 1, 2014 and continuing through the date of calculation. The definition of “Effective Tangible Net Worth” remains unchanged. The amount must be reported quarterly as of the last date of each fiscal quarter.

•	The obligation for Industrial Supply to remain profitable each fiscal quarter remains unchanged.

The Loan Agreement provides that a change in ownership of twenty-five percent (25%) or more of the common equity of Industrial Supply or Signature Nevada constitutes an event of default under the Loan Agreement. The amendment provides that the reincorporation (described in Item 2.01 below) shall not constitute an Event of Default. The amendment also provides that after the reincorporation, an event of default is caused by (x) any change in ownership (x) any equity of Industrial Supply or Merger Sub, or (y) twenty-five percent (25%) or more of the common equity of Holdings.

Effective December 30, 2013, Industrial Supply also entered into an amendment to its asset-based revolving loan facility with Pacific Western Bank. The amendment contains the same amendments described above for the Loan Agreement. The amendment also reduces the maximum amount of the facility from $8,000,000 to $4,000,000.

Effective December 30, 2013, Industrial Supply entered into a new Business Loan Agreement with Pacific Western Bank (the “New Loan Agreement”), which provides for a $11,500,000 term loan, due December 31, 2018, at an annual interest rate of 5.00%. The principal amount is amortized in monthly payments of $191,666.67, and a final payment of $192,491.70.

The $11.5 million term loan proceeds will be used to repay intercompany indebtedness to Signature Nevada. The New Loan Agreement is guaranteed by Holdings and Signature Nevada in the aggregate amount of $5,000,000, until such time as Industrial Supply’s senior debt to EBITDA ratio is reduced to 1.5:1.00 (as long as no event of default has occurred and is continuing). The New Loan Agreement is secured by a general security interest in Industrial Supply’s assets. The New Loan Agreement contains the same financial covenants as the amended Loan Agreement. The New Loan Agreement contains other covenants that are substantially the same as the other covenants under the Loan Agreement, and the following additional covenants:

•	A prohibition on Industrial Supply from making loans, advances or distributions to affiliated entities, other than the transfer of the $11.5 million loan proceeds to Signature Nevada;

•	A prohibition on incurring additional unsecured debt, except as obtained in the normal course of business operations or expressly permitted under the New Loan Agreement and related documents; and

•	A prohibition on assets pledges, other than in the normal course of Industrial Supply’s business.

The above description of the amendments and of the New Loan Agreement are qualified by reference to the text of the definitive agreements included as exhibits 10.1, 10.2 and 10.3 hereto, which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On December 30, 2013, Signature Nevada completed its previously announced repurchase of all of its outstanding 9% Notes due December 31, 2016, at a redemption price of 100% of the principal amount of the 9% Notes plus accrued and unpaid interest through the redemption date. The aggregate payment amount was $39,877,500.00. The 9% Notes were issued pursuant to an Indenture, dated June 11, 2010, between Signature Nevada and Wells Fargo Bank, N.A., as trustee.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Reincorporation

Pursuant to the Merger Agreement discussed in Item 1.01 of this Current Report on Form 8-K, Signature Nevada merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and as a wholly owned subsidiary of Holdings, and the conversion of each share of common stock, par value $0.01 per share of Signature Nevada (other than shares held by stockholders who properly exercise dissenters’ rights) into one share of common stock, par value $0.001 per share, of Holdings. In connection with the merger, Holdings assumed the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan, which we refer to as the 2006 Incentive Plan, and all options to purchase common stock of Signature Nevada and restricted stock awards outstanding under the 2006 Incentive Plan at the time of the merger. Upon completion of the merger, the reserve of Signature Nevada common stock under the 2006 Incentive Plan automatically converted on a one-share-for-one-share basis into shares of Holdings common stock, and the terms and conditions that were in effect immediately prior to the merger under each outstanding equity award assumed by Holdings continued in full force and effect after the merger, except that the shares of common stock issuable under each such award are now shares of Holdings common stock. In connection with the merger, Holdings also assumed all outstanding warrants to purchase common stock of Signature Nevada. The terms and conditions of the warrants that were in effect immediately prior to the merger continued in full force and effect after the merger, except that the shares of common stock issuable under each such warrant are now shares of Holdings common stock. In connection with the merger, Holdings also assumed the rights and obligations of Signature Nevada under the Rights Agreement.

Prior to the merger, the name of Holdings was changed from “SGH Holdco, Inc.” to “Signature Group Holdings, Inc.” Following the merger, shares of Holdings common stock are quoted on the OTCQX under the trading symbol “SGGH”, which was previously the Signature Nevada symbol. The CUSIP number for the shares of Holdings common stock is 82670K102.

The Second Amended and Restated Certificate of Incorporation, the Certificate of Designation for the Series A Junior Participating Preferred Stock, the Bylaws and the form of certificate for the common stock of Holdings immediately prior to the merger will be the governing organizational documents and stock certificate, respectively, following the merger.

The directors and executive officers of Holdings immediately following the merger are the same individuals who were directors and executive officers, respectively, of Signature Nevada immediately prior to the merger. The Holdings Board of Directors has adopted a Compensation Committee, an Audit Committee and a Nominating and Governance Committee pursuant to charters that are the same in all materials respects as the charters of the corresponding committees of Signature Nevada as they existed before the merger. The membership of each committee is the same as the membership of the corresponding committees of Signature Nevada before the merger.

Upon completion of the merger, Holdings common stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Holdings is the successor issuer to Signature Nevada. Signature Nevada currently has effective registration statements on Forms S-3 and S-8 under the Securities Act of 1933, as amended, covering the resale of shares of Signature Nevada common stock, including shares issuable upon the exercise of outstanding stock options. Holdings intends to file post-effective amendments to such registration statements so that these registration statements shall be deemed to be registration statements of Holdings for the purpose of continuing the offering of such shares.

The foregoing description of the terms of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation.

The description of the New Loan Agreement included in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of Holdings directors, executive officers and the committees of the Holdings board of directors included in Item 2.01 above is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of the Second Amended and Restated Certificate of Incorporation, Certificate of Designation for the Series A Junior Participating Preferred Stock and Bylaws included in Item 2.01 above is incorporated herein by reference. The foregoing description of the terms of the Second Amended and Restated Certificate of Incorporation, Certificate of Designation for the Series A Junior Participating Preferred Stock and Bylaws are not complete and are qualified in its entirety by reference to such documents, copies of which are attached hereto as Exhibits 3.1, 3.2 and 4.2, respectively, and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 30, 2013, Signature Nevada held a Special Meeting of Stockholders at which the reincorporation proposal described in Item 2.01 above was approved by a majority of the 12,213,219 shares of common stock of Signature Nevada outstanding on the record date. An additional proposal relating to granting the Company the ability to adjourn the Special Meeting to solicit additional votes in support of the reincorporation proposal was also approved.

The number of votes for or against, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the Special Meeting of Stockholders, were as follows:

Reincorporation Proposal	For	Against	Abstain	Broker Non-Votes
	6,502,060	460,891	8,465	—

Adjournment Proposal	For	Against	Abstain	Broker Non-Votes
	6,459,213	503,665	8,538	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated November 25, 2013, among Signature Group Holdings, Inc., a Nevada corporation, SGH Holdco, Inc., a Delaware corporation, and SGH Merger Sub LLC, a Delaware limited liability company

3.1	Second Amended and Restated Certificate of Incorporation of Signature Group Holdings, Inc., a Delaware corporation (the “Registrant”)

3.2	Amended and Restated Bylaws of the Registrant

4.1	Form of Stock Certificate with respect to shares of common stock, par value $0.001 per share, of the Registrant

4.2	Form of Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant

4.3	Rights Agreement Amendment and Assignment, dated January 2, 2014, between Signature Group Holdings, Inc., a Nevada corporation, and Computershare Inc., as successor in interest to Mellon Investor Services LLC, as Rights Agent

10.1	Amendment No. 3 to Loan Agreement, dated as of December 30, 2013, between North American Breaker Co., LLC (“Industrial Supply”), and Pacific Western Bank

10.2	Amendment No. 3 to Business Loan Agreement (Asset Based), dated as of December 30, 2013, between Industrial Supply and Pacific Western Bank

10.3	Business Loan Agreement, dated December 30, 2013, between Industrial Supply and Pacific Western Bank

*	Incorporated by reference to Annex A of the prospectus of SGH Holdco, Inc., filed with the SEC on November 27, 2013, registration no. 333-191685.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

Date: January 2, 2014	By:	/s/ Chris Manderson
	Name:	Chris Manderson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated November 25, 2013, among Signature Group Holdings, Inc., a Nevada corporation, SGH Holdco, Inc., a Delaware corporation, and SGH Merger Sub LLC, a Delaware limited liability company

3.1	Second Amended and Restated Certificate of Incorporation of Signature Group Holdings, Inc., a Delaware corporation (the “Registrant”)

3.2	Amended and Restated Bylaws of the Registrant

4.1	Form of Stock Certificate with respect to shares of common stock, par value $0.001 per share, of the Registrant

4.2	Form of Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant

4.3	Rights Agreement Amendment and Assignment, dated January 2, 2014, between Signature Group Holdings, Inc., a Nevada corporation, and Computershare Inc., as successor in interest to Mellon Investor Services LLC, as Rights Agent

10.1	Amendment No. 3 to Loan Agreement, dated as of December 30, 2013, between North American Breaker Co., LLC (“Industrial Supply”), and Pacific Western Bank

10.2	Amendment No. 3 to Business Loan Agreement (Asset Based), dated as of December 30, 2013, between Industrial Supply and Pacific Western Bank

10.3	Business Loan Agreement, dated December 30, 2013, between Industrial Supply and Pacific Western Bank

*	Incorporated by reference to Annex A of the prospectus of SGH Holdco, Inc., filed with the SEC on November 27, 2013, registration no. 333-191685.